Sprout Social Announces Second Quarter 2026 Financial Results Approximated TTM Subscription Revenue Contribution for ≥$30K ARR Customers Grew 20% year-over-year CHICAGO, August 6, 2026 – Sprout Social, Inc. (“Sprout Social”, the “Company”) (NASDAQ: SPT), a leading AI-powered Social Intelligence Platform, today announced financial results for its second quarter ended June 30, 2026. “We are pleased with our financial performance this quarter, highlighted by 11% year-over-year revenue growth and a 20% year-over-year increase in approximated trailing twelve month subscription revenue contribution from our $30k+ ARR customer cohort,” said Ryan Barretto, CEO of Sprout Social. “We also demonstrated strong discipline in our profitability this quarter - delivering non-GAAP operating income $6.1 million above our guidance range.” Second Quarter 2026 Financial Highlights Revenue ● Revenue was $123.8 million, up 11% compared to the second quarter of 2025. ● Total remaining performance obligations (RPO) of $400.8 million as of June 30, 2026, up 16% year-over-year. ● Current remaining performance obligations (cRPO) of $282.7 million as of June 30, 2026, up 12% year-over-year. Operating Income (Loss) ● GAAP operating loss was ($2.7) million, compared to ($12.3) million in the second quarter of 2025. ● Non-GAAP operating income was $16.0 million, compared to $10.3 million in the second quarter of 2025. Net Income (Loss) ● GAAP net loss was ($3.1) million, compared to ($12.0) million in the second quarter of 2025. ● Non-GAAP net income was $15.6 million, compared to $10.7 million in the second quarter of 2025. ● GAAP net loss per share was ($0.05) based on 60.2 million weighted-average shares of common stock outstanding, compared to ($0.21) based on 58.4 million weighted-average shares of common stock outstanding in the second quarter of 2025. ● Non-GAAP net income per share was $0.26 based on 60.2 million weighted-average shares of common stock outstanding, compared to $0.18 based on 58.4 million weighted-average shares of common stock outstanding in the second quarter of 2025. Cash ● Cash and cash equivalents totaled $119.9 million as of June 30, 2026, compared to $111.6 million as of March 31, 2026. ● Net cash provided by operating activities was $8.5 million, compared to $5.1 million in the second quarter of 2025. ● Non-GAAP free cash flow was $8.3 million, compared to $5.2 million in the second quarter of 2025. See “Use of Non-GAAP Financial Measures” below for definitions of Non-GAAP operating income (loss), Non-GAAP net income (loss), Non-GAAP net income (loss) per share and Non-GAAP free cash flow and the financial tables that accompany this release for reconciliations of our non-GAAP measures to their closest comparable GAAP measures. See “Key Business Metrics” below for how Sprout Social defines RPO, cRPO, the number of customers contributing $30,000 or more in ARR, the number of customers contributing $50,000 or more in ARR and approximated TTM subscription revenue contribution from customers contributing $30,000 or more in ARR. Customer Metrics

● Grew number of customers contributing $30,000 or more in ARR to 3,926 customers as of June 30, 2026, up 11% compared to June 30, 2025. ● Grew number of customers contributing $50,000 or more in ARR to 2,127 customers as of June 30, 2026, up 16% compared to June 30, 2025. Beginning in the fourth quarter of 2025, we replaced our disclosure of customers with ARR of $10,000 or more with customers with ARR of $30,000 or more. We believe this metric better reflects our strategic focus on larger customers and aligns with how management evaluates performance and allocates resources. Prior-period amounts have been presented for comparability. Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q1 2026 Q2 2026 Number of customers contributing $30,000 or more in ARR 3,226 3,374 3,451 3,538 3,711 3,803 3,875 3,926 Approximated TTM Subscription Revenue Contribution for ≥$30K ARR Customers $206.2 $219.2 $231.8 $243.3 $255.2 $268.0 $280.1 $291.7 Approximated TTM Subscription Revenue Contribution for ≥$30K ARR Customers as a % of Total Subscription Revenue 53.1% 54.5% 55.9% 56.9% 57.9% 59.1% 60.3% 61.4% Recent Customer Highlights ● During the second quarter, we had the opportunity to grow with new and existing customers, including Salesforce, Cintas, MillerKnoll, Church & Dwight, Regal Cinemas, Wiley, and CoreWeave. Recent Business Highlights Sprout Social recently: ● Released the 2026 Influencer Marketing Report (link) ● Named as a Visionary in the 2026 Gartner Magic Quadrant for Social Media Management and Listening (link) ● Expanded Snapchat integration, giving brands a direct line to highly engaged audiences (link) ● Released the Q2 2026 Pulse Survey highlighting social media as the primary channel for brand crisis response (link) ● Unveiled AI-Powered social intelligence platform and the expansion of proprietary AI Agent, Trellis (link) Third Quarter and 2026 Financial Outlook For the third quarter of 2026, the Company currently expects: ● Total revenue between $123.3 million and $124.1 million. ● Non-GAAP operating income between $17.5 million and $18.3 million. ● Non-GAAP net income per share between $0.29 and $0.30 based on approximately 60.7 million weighted-average shares of common stock outstanding. For the full year 2026, the Company currently expects: ● Total revenue between $493.0 million and $495.6 million.

● Non-GAAP operating income between $68.3 million and $70.3 million, an increase of 20% over the midpoint of our prior year outlook. ● Non-GAAP net income per share between $1.11 and $1.15 based on approximately 60.6 million weighted-average shares of common stock outstanding. The Company raised its outlook for non-GAAP operating margin exiting the fourth quarter of 2026 from 15% to approximately 17%. The Company reiterates its 30% target for a Rule of 40 framework (as defined by year-over-year revenue growth plus current quarter non-GAAP operating margin) by the fourth quarter of fiscal 2027. The Company’s third quarter and 2026 financial outlook is based on a number of assumptions that are subject to change and many of which are outside the Company’s control. If actual results vary from these assumptions, the Company’s expectations may change. There can be no assurance that the Company will achieve these results. The Company does not provide guidance for operating loss, the most directly comparable GAAP measure to non-GAAP operating income, operating margin, the most directly comparable GAAP measure to non-GAAP operating margin, or net loss per share, the most directly comparable GAAP measure to non-GAAP net income per share, and similarly cannot provide a reconciliation between its forecasted non-GAAP operating income, non-GAAP operating margin and non-GAAP net income per share and these comparable GAAP measures without unreasonable effort due to the unavailability of reliable estimates for certain items. These items are not within the Company’s control and may vary greatly between periods and could significantly impact future financial results. Conference Call Information The financial results and business highlights will be discussed on a conference call and webcast scheduled at 3:30 p.m. Central Time (4:30 p.m. Eastern Time) today, August 6, 2026. Online registration for this event conference call can be found at https://events.q4inc.com/analyst/. The live webcast of the conference call can be accessed from Sprout Social’s investor relations website at http://investors.sproutsocial.com. Following completion of the events, a webcast replay will also be available at http://investors.sproutsocial.com for 12 months. About Sprout Social Sprout Social is a leading AI-powered Social Intelligence Platform, built on the belief that All Business is Social℠. Powered by Trellis, Sprout’s proprietary AI agent, the platform is designed to transform real-time social media signals into actionable insights that drive business forward. Consistently recognized as a top software by G2, Sprout enables brands to deliver smarter, faster business impact through a suite of solutions including comprehensive publishing and engagement, customer care, influencer marketing, advocacy and predictive media intelligence. Sprout’s software operates across all major social networks and digital platforms. For more information about Sprout Social (NASDAQ: SPT), visit sproutsocial.com. Forward-Looking Statements This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. In some cases, you can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “can,” “continue,” “could,” “estimate,” “expect,” “explore,” “future,” “intend,” “long-term model,” “may,” “might,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “strategy,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements, as they relate to Sprout Social, our business and our management. However, not all forward-looking statements contain these identifying words. Forward-looking statements are necessarily based upon estimates and assumptions that, while considered reasonable by Sprout Social and our management based on their knowledge and understanding of the business and industry, are inherently uncertain. These statements may relate to our market size and growth strategy, our estimated and projected costs, margins, revenue, expenditures and customer and financial growth rates, our Q3 2026 and full year 2026 financial outlook, our plans and objectives for future operations, growth, initiatives or strategies, including our investments in research and development, our workforce reduction plan approved in July 2026, and share repurchases, and other statements that are not historical fact. By their nature, these statements are subject to numerous uncertainties and risks, including factors beyond our control, that could cause actual results, performance or achievement to differ materially and adversely from those anticipated or implied in the forward-looking statements. These assumptions, uncertainties and risks include that, among others: our workforce reduction plan may not achieve the anticipated benefits and could adversely affect our business, we may not be able to sustain our revenue and customer growth rate in the future, including due to risks associated with our strategic focus on enterprise customers; price increases have negatively impacted and price increases and packaging changes may in the future negatively impact demand for our products, customer acquisition and retention and reduce the total number of customers or customer additions; our business would be harmed by any significant interruptions, delays or outages in services from our platform, our API providers, or certain social media platforms, or if we are unable to renew agreements governing access to the data provided by such APIs on terms acceptable to us or at all; if we are unable to attract potential customers through unpaid channels, or other sources of demand, including expansion opportunities from existing customers and outbound sales efforts or convert prospective customers and expansion opportunities into paid subscriptions, our business and results of operations may be adversely affected; technological advances in AI may in the future disrupt the social media industry, which could significantly reduce the demand for our services or otherwise adversely impact our business or reputation if we are unable to keep pace and navigate this evolving environment; we may be unable to successfully enter new markets, manage our international expansion and comply with any applicable international laws and regulations; we may be unable to integrate acquired businesses or technologies successfully or achieve the expected benefits of such acquisitions and investments; unstable market, economic, and geopolitical conditions, such as recession risks, effects of inflation, tariffs and trade tensions, changes in government spending, labor shortages, supply chain issues, geopolitical instability and uncertainty, and fluctuation in interest rates, have and could continue to adversely impact our business and that of our existing and prospective customers, which may result in reduced demand for our products; we may not be able to generate sufficient cash to service our indebtedness; covenants in our credit agreement may restrict our operations, and if we do not effectively manage our business to comply with these covenants, our financial condition could be adversely impacted; any cybersecurity-related attack, significant data breach or disruption of the information technology systems or networks on which we rely could negatively affect our business; changing regulations relating to privacy, information security and data protection could increase our costs, affect or limit how we collect and use personal information and harm our brand; and risks related to ongoing legal proceedings. These forward-looking statements should not be read as a guarantee of future performance or results, and stockholders should not place undue reliance on forward-looking statements. Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” and elsewhere in our filings with the Securities and Exchange Commission (the “SEC”), including our Annual Report on Form 10-K for the year ended December 31, 2025 filed with the SEC on February 27, 2026, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, filed with the SEC on May 8, 2026, and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, to be filed with the SEC, as well as any future reports that we file with the SEC. Moreover, you should interpret many of the risks identified in those reports as being heightened as a result of the current and ongoing instability in market, economic, and geopolitical conditions. Forward-looking statements speak only as of the date the statements are made and are based on information available to Sprout Social at the time those statements are made and/or management's good faith belief as of that time with respect to future events. Sprout Social assumes no obligation to update forward-looking statements to reflect events or circumstances after the date they were made, except as required by law. Use of Non-GAAP Financial Measures  We have provided in this press release certain financial information that has not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Our management uses these non-GAAP financial measures internally in analyzing our financial results and believes that these non-GAAP financial measures are useful to investors as additional tools to evaluate ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures. Non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable financial measures prepared in accordance with GAAP and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our non-GAAP financial measures may differ from similarly titled measures presented by other companies and therefore may not be comparable. A reconciliation of our historical non-GAAP financial measures to the most directly comparable GAAP measures has been provided in the financial statement tables included in this press release, and investors are encouraged to review these reconciliations. Non-GAAP gross profit. We define non-GAAP gross profit as GAAP gross profit, excluding stock-based compensation expense, amortization expense associated with the acquired developed technology from the Tagger Media, Inc. (“Tagger”) and NewsWhip Group Holdings Limited (“NewsWhip”) acquisitions, and restructuring and related charges. We believe non-GAAP gross profit provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, amortization expense and restructuring and related charges, which are often unrelated to overall operating performance. Non-GAAP operating income. We define non-GAAP operating income as GAAP loss from operations, excluding stock-based compensation expense, acquisition-related expenses, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring and related charges, non-cash (gains)/losses from lease modifications and terminations and changes in the fair value of contingent consideration.

We believe non-GAAP operating income provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as it eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense, restructuring and related charges, non-cash (gains)/losses from lease modifications and termination and changes in the fair value of contingent consideration, which are often unrelated to overall operating performance. Non-GAAP operating margin. We define non-GAAP operating margin as non-GAAP operating income (loss) as a percentage of revenue. Non-GAAP net income. We define non-GAAP net income as GAAP net loss, excluding stock-based compensation expense, acquisition-related expenses, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring and related charges, non-cash (gains)/losses from lease modifications and terminations and changes in the fair value of contingent consideration. We believe non-GAAP net income provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense, restructuring and related charges, non-cash (gains)/losses from lease modifications and terminations and changes in the fair value of contingent consideration, which are often unrelated to overall operating performance. Non-GAAP net income per share. We define non-GAAP net income per share as GAAP net loss per share attributable to common shareholders, basic and diluted, excluding stock-based compensation expense, acquisition-related expenses, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring and related charges, non-cash (gains)/losses from lease modifications and terminations and changes in the fair value of contingent consideration. We believe non-GAAP net income per share provides our management and investors consistency and comparability with our past financial performance and facilitates period-to-period comparisons of operations, as this non-GAAP financial measure eliminates the effect of stock-based compensation, acquisition-related expenses, amortization expense, restructuring and related charges, non-cash (gains)/losses from lease modifications and terminations and changes in the fair value of contingent consideration, which are often unrelated to overall operating performance. Non-GAAP free cash flow. We define non-GAAP free cash flow as net cash provided by operating activities, less expenditures for property and equipment, plus interest payments on our revolving credit facility and payments related to restructuring and related charges. Non-GAAP free cash flow does not reflect our future contractual obligations or represent the total increase or decrease in our cash balance for a given period. We believe non-GAAP free cash flow is a useful indicator of liquidity that provides information to management and investors about the amount of cash provided by our core operations that, after expenditures for property and equipment, interest payments on our revolving credit facility and payments related to restructuring and related charges, is available for strategic initiatives. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses. Non-GAAP sales and marketing expenses, non-GAAP research and development expenses and non-GAAP general and administrative expenses are defined as sales and marketing expenses, research and development expenses and general and administrative expenses, respectively, less stock-based compensation expense, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring and related charges and changes in the fair value of contingent consideration. We believe these non-GAAP measures provide our management and investors with insight into day-to-day operating expenses given that these measures eliminate the effect of stock-based compensation, amortization expense associated with the acquired intangible assets from the Tagger and NewsWhip acquisitions, restructuring and related charges and changes in the fair value of contingent consideration. Key Business Metrics Remaining performance obligations (“RPO”). RPO, or remaining performance obligations, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in future periods. Current remaining performance obligations (“cRPO”). cRPO, or current RPO, represents contracted revenue that has not yet been recognized, and includes deferred revenue and amounts that will be invoiced and recognized in the next 12 months. 30% target for a Rule of 40. We define this target as year-over-year revenue growth plus current quarter non-GAAP operating margin equal to 30%.

Number of customers contributing $30,000 or more in ARR. We define number of customers contributing $30,000 or more in ARR as those on a paid subscription plan that had $30,000 or more in ARR as of a period end. We view the number of customers that contribute $30,000 or more in ARR as a measure of our ability to scale with our customers and attract larger organizations. We believe this represents potential for future growth, including expanding within our current customer base. Number of customers contributing $50,000 or more in ARR. We define number of customers contributing $50,000 or more in ARR as those on a paid subscription plan that had $50,000 or more in ARR as of a period end. We view the number of customers that contribute $50,000 or more in ARR as a measure of our ability to scale with large customers and attract sophisticated organizations. We believe this represents potential for future growth, including expanding within our current customer base. Approximated TTM Subscription Revenue Contribution for ≥$30K ARR Customers. This metric depicts our approximation of the trailing twelve month subscription revenue contribution from customers contributing $30,000 or more in ARR. We calculate this metric by averaging the ARR of these customers as of the end of the applicable quarter and the immediately preceding quarter and dividing by four to derive a quarterly revenue contribution estimate for this customer cohort. This quarterly estimate is then summed over the preceding four quarters to approximate a trailing twelve month revenue contribution for this customer cohort, subject to minor adjustments for rounding. We believe that customers contributing $30,000 or more in ARR represent those customers that can benefit the most from our platform given their more sophisticated needs for social media management software as compared to customers below this spending threshold. We believe this metric is useful in measuring our success in serving this particular customer cohort. This metric does not reflect the actual revenue contribution by these customers over the trailing twelve month period, and should not be viewed in isolation as a substitute for revenue or any of our other financial measures presented in accordance with GAAP. We use this metric to approximate revenue contribution over a specified period because the historical data and account mapping is not available to present the actual revenue generated by this cohort of customers over a historical period. While we no longer believe that ARR and number of customers are key performance indicators of Sprout Social’s business, these metrics are necessary for an understanding of how we define number of customers contributing $30,000 or more in ARR and number of customers contributing $50,000 or more in ARR. For this purpose, we define ARR as the annualized revenue run-rate of subscription agreements from all customers as of the last date of the specified period and we define a customer as a unique account, multiple accounts containing a common non-personal email domain, or multiple accounts governed by a single agreement or entity. We no longer believe that the number of customers contributing $10,000 or more in ARR is a key performance indicator of Sprout Social’s business due to our evolving customer mix and we will no longer publicly disclose that metric. We believe that customers contributing $30,000 or more in ARR and approximated TTM subscription revenue contribution from customers contributing $30,000 or more in ARR are stronger indicators of Sprout Social’s performance in its target customer segments. Availability of Information on Sprout Social’s Website and Social Media Profiles Investors and others should note that Sprout Social routinely announces material information to investors and the marketplace using SEC filings, press releases, public conference calls, webcasts and the Sprout Social Investors website. We also intend to use the social media profiles listed below as a means of disclosing information about us to our customers, investors and the public. While not all of the information that the Company posts to the Sprout Social Investors website or to social media profiles is of a material nature, some information could be deemed to be material. Accordingly, the Company encourages investors, the media, and others interested in Sprout Social to review the information that it shares at the Investors link located at the bottom of the page on www.sproutsocial.com and to regularly follow our social media profiles. Users may automatically receive email alerts and other information about Sprout Social when enrolling an email address by visiting "Email Alerts" in the "Shareholder Services" section of Sprout Social's Investor website at https://investors.sproutsocial.com/. Social Media Profiles: www.twitter.com/SproutSocial www.twitter.com/SproutSocialIR www.facebook.com/SproutSocialInc www.linkedin.com/company/sprout-social-inc-/ www.instagram.com/sproutsocial Contact

Media: Kaitlyn Gronek Email: pr@sproutsocial.com Phone: (773) 904-9674 Investors: Lexi Johnson Twitter: @SproutSocialIR Email: investors@sproutsocial.com Phone: (312) 528-9166 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Three Months Ended June 30, 2026 2025 Revenue Subscription $ 121,877 $ 111,110 Professional services and other 1,970 668 Total revenue 123,847 111,778 Cost of revenue(1) Subscription 27,159 24,551 Professional services and other 600 383 Total cost of revenue 27,759 24,934 Gross profit 96,088 86,844 Operating expenses Research and development(1) 26,643 24,587 Sales and marketing(1) 47,416 48,152 General and administrative(1) 24,698 26,420 Total operating expenses 98,757 99,159 Loss from operations (2,669) (12,315) Interest expense (618) (409) Interest income 843 946 Other income (expense), net (291) 356 Loss before income taxes (2,735) (11,422) Income tax expense 354 563

Net loss $ (3,089) $ (11,985) Net loss per share attributable to common shareholders, basic and diluted $ (0.05) $ (0.21) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 60,242,258 58,360,966 (1) Includes stock-based compensation expense as follows: Three Months Ended June 30, 2026 2025 Cost of revenue $ 555 $ 684 Research and development 5,374 6,405 Sales and marketing 4,514 6,089 General and administrative 5,421 6,988 Total stock-based compensation expense $ 15,864 $ 20,166 Sprout Social, Inc. Consolidated Statements of Operations (Unaudited) (in thousands, except share and per share data) Six Months Ended June 30, 2026 2025 Revenue Subscription $ 241,897 $ 219,790 Professional services and other 3,447 1,277 Total revenue 245,344 221,067 Cost of revenue(1) Subscription 54,594 49,024 Professional services and other 1,156 748 Total cost of revenue 55,750 49,772 Gross profit 189,594 171,295 Operating expenses Research and development(1) 53,590 47,816 Sales and marketing(1) 95,962 95,604 General and administrative(1) 48,557 51,392 Total operating expenses 198,109 194,812

Loss from operations (8,515) (23,517) Interest expense (1,285) (923) Interest income 1,594 1,841 Other income (expense), net (454) 188 Loss before income taxes (8,660) (22,411) Income tax expense 765 794 Net loss $ (9,425) $ (23,205) Net loss per share attributable to common shareholders, basic and diluted $ (0.16) $ (0.40) Weighted-average shares outstanding used to compute net loss per share, basic and diluted 59,990,662 58,127,231 (1) Includes stock-based compensation expense as follows: Six Months Ended June 30, 2026 2025 Cost of revenue $ 1,129 $ 1,430 Research and development 11,299 12,611 Sales and marketing 9,524 12,025 General and administrative 12,059 13,895 Total stock-based compensation expense $ 34,011 $ 39,961 Sprout Social, Inc. Consolidated Balance Sheets (Unaudited) (in thousands, except share and per share data) June 30, 2026 December 31, 2025 Assets Current assets Cash and cash equivalents $ 119,929 $ 95,268 Accounts receivable, net of allowances of $2,341 and $2,719 at June 30, 2026 and December 31, 2025, respectively 78,075 100,996 Deferred Commissions 28,956 26,995 Prepaid expenses and other assets 15,207 13,945 Total current assets 242,167 237,204

Property and equipment, net 9,982 9,864 Deferred commissions, net of current portion 56,093 57,049 Operating lease, right-of-use asset 8,972 9,810 Goodwill 167,122 167,122 Intangible assets, net 34,917 39,733 Other assets, net 2,962 2,280 Total assets $ 522,215 $ 523,062 Liabilities and Stockholders' Equity Current liabilities Accounts payable $ 10,713 $ 10,115 Deferred revenue 193,419 205,639 Operating lease liability 2,799 2,664 Accrued wages and payroll related benefits 14,182 20,549 Accrued expenses and other 14,967 17,294 Total current liabilities 236,080 256,261 Revolving credit facility 32,500 40,000 Deferred revenue, net of current portion 1,169 752 Operating lease liability, net of current portion 10,583 12,055 Other non-current liabilities 13,333 10,572 Total liabilities 293,665 319,640 Stockholders' equity Class A common stock, par value $0.0001 per share; 1,000,000,000 shares authorized; 57,997,799 and 54,974,573 shares issued and outstanding at June 30, 2026, respectively; 56,576,444 and 53,607,556 shares issued and outstanding at December 31, 2025, respectively 5 5 Class B common stock, par value $0.0001 per share; 25,000,000 shares authorized; 5,816,301 and 5,609,357 shares issued and outstanding at June 30, 2026, respectively; 6,156,301 and 5,949,357 shares issued and outstanding at December 31, 2025, respectively 1 1 Additional paid-in capital 673,832 638,894 Treasury stock, at cost (38,153) (37,768) Accumulated other comprehensive income - - Accumulated deficit (407,135) (397,710) Total stockholders’ equity 228,550 203,422 Total liabilities and stockholders’ equity $ 522,215 $ 523,062

Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Three Months Ended June 30, 2026 2025 Cash flows from operating activities Net loss $ (3,089) $ (11,985) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 917 764 Amortization of line of credit issuance costs 60 58 Amortization of acquired intangible assets 2,408 1,293 Amortization of deferred commissions 7,354 5,636 Amortization of right-of-use operating lease asset 423 381 Stock-based compensation expense 15,864 20,166 Provision for accounts receivable allowances 802 1,116 Change in fair value of contingent consideration (355) - Loss on lease termination - 1,175 Other, net (366) - Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable (9,462) (3,598) Prepaid expenses and other current assets 1,335 3,430 Deferred commissions (8,418) (7,518) Accounts payable and accrued expenses 2,479 (1,734) Deferred revenue (812) (2,788) Lease liabilities (672) (1,306) Net cash provided by operating activities 8,468 5,090 Cash flows from investing activities Expenditures for property and equipment (621) (908) Proceeds from maturity of marketable securities - 1,000 Net cash (used in) provided by investing activities (621) 92 Cash flows from financing activities Repayments of line of credit - (5,000) Payments for line of credit issuance costs - (486)

Proceeds from employee stock purchase plan 587 944 Employee taxes paid related to the net share settlement of stock-based awards (122) - Net cash provided by (used in) financing activities 465 (4,542) Net increase in cash, cash equivalents, and restricted cash 8,312 640 Cash, cash equivalents, and restricted cash Beginning of period 113,557 104,915 End of period $ 121,869 $ 105,555 Sprout Social, Inc. Consolidated Statements of Cash Flows (Unaudited) (in thousands) Six Months Ended June 30, 2026 2025 Cash flows from operating activities Net loss $ (9,425) $ (23,205) Adjustments to reconcile net loss to net cash provided by operating activities Depreciation and amortization of property, equipment and software 1,839 1,989 Amortization of line of credit issuance costs 119 110 Accretion of discount on marketable securities - (7) Amortization of acquired intangible assets 4,816 2,586 Amortization of deferred commissions 14,374 10,919 Amortization of right-of-use operating lease asset 838 722 Stock-based compensation expense 34,011 39,961 Provision for accounts receivable allowances 1,080 2,245 Change in fair value of contingent consideration (848) - Loss on lease termination - 1,175 Other, net (431) - Changes in operating assets and liabilities, excluding impact from business acquisition Accounts receivable 21,841 14,524 Prepaid expenses and other current assets (2,224) 201 Deferred commissions (15,380) (15,095) Accounts payable and accrued expenses (3,787) (3,221)

Deferred revenue (11,803) (7,578) Lease liabilities (1,336) (2,132) Net cash provided by operating activities 33,684 23,194 Cash flows from investing activities Expenditures for property and equipment (1,720) (2,265) Proceeds from maturity of marketable securities - 3,750 Net cash (used in) provided by investing activities (1,720) 1,485 Cash flows from financing activities Repayments of line of credit (7,500) (10,000) Payments for line of credit issuance costs - (486) Proceeds from employee stock purchase plan 587 944 Employee taxes paid related to the net share settlement of stock-based awards (385) - Net cash used in financing activities (7,298) (9,542) Net increase in cash, cash equivalents, and restricted cash 24,666 15,137 Cash, cash equivalents, and restricted cash Beginning of period 97,203 90,418 End of period $ 121,869 $ 105,555 The following schedule reflects our non-GAAP financial measures and reconciles our non-GAAP financial measures to the related GAAP financial measures (in thousands, except per share data): Reconciliation of Non-GAAP Financial Measures Three Months Ended June 30, Six Months Ended June 30, 2026 2025 2026 2025 Reconciliation of Non-GAAP gross profit Gross profit $ 96,088 $ 86,844 $ 189,594 $ 171,295 Stock-based compensation expense 555 684 1,129 1,430 Amortization of acquired developed technology 1,125 705 2,250 1,410 Restructuring and related charges - - - 416 Non-GAAP gross profit $ 97,768 $ 88,233 $ 192,973 $ 174,551 Reconciliation of Non-GAAP operating income Loss from operations $ (2,669) $ (12,315) $ (8,515) $ (23,517) Stock-based compensation expense 15,864 20,166 34,011 39,961

Amortization of acquired intangible assets 2,328 1,213 4,656 2,426 Restructuring and related charges 816 - 816 2,731 Loss on lease termination - 1,175 - 1,175 Change in fair value of contingent consideration (355) - (848) - Acquisition-related expenses - 90 - 90 Non-GAAP operating income $ 15,984 $ 10,329 $ 30,120 $ 22,866 Reconciliation of Non-GAAP net income Net loss $ (3,089) $ (11,985) $ (9,425) $ (23,205) Stock-based compensation expense 15,864 20,166 34,011 39,961 Amortization of acquired intangible assets 2,328 1,213 4,656 2,426 Restructuring and related charges 816 - 816 2,731 Loss on lease termination - 1,175 - 1,175 Change in fair value of contingent consideration (355) - (848) - Acquisition-related expenses - 90 - 90 Non-GAAP net income $ 15,564 $ 10,659 $ 29,210 $ 23,178 Reconciliation of Non-GAAP net income per share Net loss per share attributable to common shareholders, basic and diluted $ (0.05) $ (0.21) $ (0.16) $ (0.40) Stock-based compensation expense 0.27 0.35 0.57 0.69 Amortization of acquired intangible assets 0.04 0.02 0.08 0.04 Restructuring and related charges 0.01 - 0.01 0.05 Loss on lease termination - 0.02 - 0.02 Change in fair value of contingent consideration (0.01) - (0.01) - Acquisition-related expenses - - - - Non-GAAP net income per share $ 0.26 $ 0.18 $ 0.49 $ 0.40 Reconciliation of Non-GAAP free cash flow Net cash provided by operating activities $ 8,468 $ 5,090 $ 33,684 $ 23,194 Expenditures for property and equipment (621) (908) (1,720) (2,265) Interest paid on credit facility 494 338 1,123 822 Payments related to restructuring charges - 697 - 2,946 Non-GAAP free cash flow $ 8,341 $ 5,217 $ 33,087 $ 24,697